UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2022

FIRST MID BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2022, the Board of Directors of First Mid Bancshares, Inc. (the “Company”) approved an Executive Employment Agreement entered into between the Company and Joseph R. Dively effective December 31, 2022 and shall continue until December 31, 2023. under which Mr. Dively agrees to serve as Chairman, President and Chief Executive Officer of the Company (the "Dively Agreement"). Thereafter, unless employment with the Company has been previously terminated, the Dively Agreement shall renew automatically for 1-year terms on each annual anniversary. Under the Dively Agreement, Mr. Dively will receive an annual base salary of $520,000 and will participate in the Company’s Incentive Compensation Plan, the Long-Term Incentive Plan, and the Deferred Compensation Plan. The Dively Agreement also provides Mr. Dively with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Dively Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

On December 20, 2022, the Board of Directors of First Mid Bancshares, Inc. (the “Company”) approved an Executive Employment Agreement entered into between the Company and Bradley L. Beesley effective December 31, 2022 and shall continue until December 31, 2023. under which Mr. Beesley agrees to serve as Executive Vice President and Chief Wealth Management Officer of the Company (the "Beesley Agreement"). Thereafter, unless employment with the Company has been previously terminated, the Beesley Agreement shall renew automatically for 1-year terms on each annual anniversary. Under the Beesley Agreement, Mr. Beesley will receive an annual base salary of $198,000 and will participate in the Company’s Incentive Compensation Plan, the Long-Term Incentive Plan, and the Deferred Compensation Plan. The Beesley Agreement also provides Mr. Beesley with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Beesley Agreement is filed as Exhibit 10.2 and is incorporated by reference herein.

On December 20, 2022, the Board of Directors of First Mid Bancshares, Inc. (the “Company”) approved an Executive Employment Agreement entered into between the Company and Eric S. McRae effective December 31, 2022 and shall continue until December 31, 2023. under which Mr. McRae agrees to serve as Executive Vice President and Chief Lending Officer of the Company (the "McRae Agreement"). Thereafter, unless employment with the Company has been previously terminated, the Agreement shall renew automatically for 1-year terms on each annual anniversary. Under the McRae Agreement, Mr. McRae will receive an annual base salary of $290,000 and will participate in the Company’s Incentive Compensation Plan, the Long-Term Incentive Plan, and the Deferred Compensation Plan. The McRae Agreement also provides Mr. McRae with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The McRae Agreement is filed as Exhibit 10.3 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between First Mid Bancshares, Inc. and Joseph R. Dively, effective December 31, 2022
10.2	Employment Agreement between First Mid Bancshares, Inc. and Bradley L. Beesley, effective December 31, 2022
10.3	Employment Agreement between First Mid Bancshares, Inc. and Eric S. McRae, effective December 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Dated: December 30, 2022
By: /s/ Joseph R. Dively
Joseph R. Dively
Chairman, President and Chief Executive Officer